FEDERATED CAPITAL APPRECIATION FUND
(formerly, Federated Exchange Fund, Ltd.)
(A Portfolio of Federated Equity Funds)
Class A Shares
Class B Shares
Class C Shares

SUPPLEMENT TO PROSPECTUSES DATED DECEMBER 31, 1996

On page 29 of the Class A Shares, Class B Shares, and Class C Shares prospectus, and page 21 of the Class A Shares prospectus, respectively, please add the following as the fourth paragraph under the section entitled ADVISER'S BACKGROUND:

     `Arthur J. Barry has been the Fund's portfolio manager since March 1997. Mr. Barry joined Federated Investors in 1994 as an Investment Analyst for the Fund's investment adviser. From 1990 to 1992, Mr. Barry served as a Financial Service Specialist for AT&T - Bell Laboratories. Mr. Barry earned his M.S.I.A. with a concentration in finance and accounting from Carnegie Mellon University.''

                                                              April 1, 1997

FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779

Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 314172701
Cusip 314728800
Cusip 314172883
G01786-02 (3/97)
CMR703028